EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

This Earnest Money Contract for Design/Build Project (“Contract”) is entered into as of the Effective Date, as herein defined, between GSL CONSTRUCTORS, LTD., as Seller (“Seller”), and CYTOGENIX, INC., a Nevada corporation (Employer ID: 76-0484097), as Buyer (“Buyer”), and is on the following terms and conditions of agreement between Seller and Buyer:

1.

AGREEMENT TO BUY AND SELL:  Seller agrees to sell and convey to Buyer, and Buyer agrees to buy and acquire from Seller, the Property described below, on the terms and conditions contained herein.

2.

PROPERTY:  The property that is the subject of this Contract is approximately 2.274 acres of land out of Unrestricted Reserve “D” of Town Park at Rogerdale Subdivision as recorded in Film Code No. 576126 of the Real Property or Plat Records of Harris County, Texas, in the Fort Smith Survey, Abstract No. 1308, Harris County, Texas, as more particularly described in the attached Exhibit “A”, Metes and Bounds Description (separately, the “Land”), together with the Facility (as defined below) to be constructed or installed thereon pursuant to this Contract.  All Land and the Facility sold by this Contract are collectively called the "Property.”

3.

SALES PRICE:  The sales price that Buyer agrees to pay and Seller agrees to accept for the Property (the “Sales Price”) is as follows:

A.

“Initial Down Payment” by Buyer...................….

$    474,571.50

B.

“Secondary Down Payment” by Buyer…………………

$    474,571.50

C.

“Cash Balance” to be paid at Closing..................

$  2,847,433.00

D.

Total Sales Price (Sum of A, B and C)..................…

$  3,796,577.00

4.

EARNEST MONEY; CASH DOWN PAYMENT:

A.

INITIAL DEPOSITS:

(i)

Within two (2) business days after the Effective Date (as defined below), Buyer agrees to deposit with Chicago Title Company, 5858 Westheimer, Suite 300, Houston, Texas 77057, Attn: Mr. Tom Lykos/Phyllis Ocean, as escrow agent (“Escrow Agent” and “Title Company”) both (1) the sum of $1,000.00 in cash (by wire transfer of immediately available funds) as “Earnest Money,” and (2) the sum of the Initial Down Payment specified above, in cash (by wire transfer of immediately available funds), as an initial down payment toward the Sales Price.  The Initial Down Payment will be held by the Escrow Agent in an interest-bearing, money-market account, with interest thereon accruing for the benefit of Seller (as long as Seller promptly provides IRS form W-9 as required by federal tax law), pending release to Seller per paragraph (ii) hereof.

(ii)

Upon the Release Date (as herein defined, the Title Company shall pay over and disburse to Seller, and is hereby irrevocably authorized and directed by the parties to pay over and disburse to Seller, the Down Payment, without any prior written notice to or consent from either party hereto.  For purposes hereof, “Release Date” means the later of (1) expiration of the termination rights of Buyer under Paragraph 12 hereof without the Title Company having received a copy of a notice sent by Buyer to Seller terminating this Contract pursuant to that Paragraph, or (2) issuance of the Commitment by the Title Company indicating that fee title to the Property appears to be vested in Seller (not as a guarantee or warranty, but only as a commitment to insure, but without any requirement on Schedule C thereof for a conveyance of the Property to Seller), free of matters to which Buyer may object and has objected under Paragraph 5A (unless waived or deemed waived by Buyer), and otherwise complying with the requirements hereof (excluding liens to be released at Closing and changes that can only be made thereto at Closing upon payment of the applicable premium).  If the Title Company receives no title objection notice from Buyer within five (5) business days after its issuance and delivery of the Commitment to Buyer as provided for under Paragraph 5A, or if the Title Company receives a copy of a No Cure Notice sent by Seller to Buyer under Paragraph 5A and does not receive notice of termination of this Contract from Buyer within five (5) business days thereafter, then the Title Company shall presume that the conditions of clause (2) in this Paragraph 4A.(ii) have been fully satisfied.

B.

SECONDARY DOWN PAYMENT:

Upon the latest to occur of (i) the Release Date, and (ii) three (3) business days after Buyer provides Title Company a copy of a notice given by Seller to Buyer that the Facility is completed to Dried-In Condition as herein

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-8

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

defined, Buyer shall deposit with the Title Company (by wire transfer of immediately available funds) the cash sum equal to the Secondary Down Payment specified above.   The Title Company shall promptly upon receipt thereof from Buyer pay over and disburse the Secondary Down Payment to Seller, without any prior written notice to or consent from either party hereto.  For purposes hereof, “Dried-In Condition” means the condition of completion at which Seller is able to commence construction on interior finish-out, and is conclusively established by Seller’s receipt of a certificate of Seller’s project architect for the Facility stating that the condition exists in which any part of interior finish improvements can be commenced by Seller.

C.

DOWN PAYMENT DEFINED; OTHER MATTERS PERTAINING TO DOWN PAYMENT

The Initial Down Payment and Secondary Down Payment, whenever the same are being held by Seller or the Title Company hereunder are herein collectively referred to as the “Down Payment.”  The Earnest Money and the Down Payment are non-refundable to Buyer under all circumstances unless Buyer properly and timely terminates this Contract under the rights granted it in Paragraphs 5, 11, 12 or 25 (but in the case of termination under Paragraph 12C, subject to certain partial forfeiture to Seller as specified in Paragraph 12C).

5.

TITLE POLICY AND SURVEY:

A.

TITLE COMMITMENT AND POLICY:

At Closing, Seller shall pay (to the extent of the basic premium only) for the Title Company to furnish to Buyer an Owner Policy of Title Insurance (the “Title Policy”) in the Texas standard commercial form (T-1) issued by the Title Company as agent for a reputable underwriter, in the amount of the Sales Price, dated as of the date of recording of the deed of the Property from Seller to Buyer, insuring Buyer against loss under the provisions of the Title Policy, subject to the promulgated exclusions (including existing building and zoning ordinances) and the following exceptions:

(i)

Easements, reservations, exceptions and restrictive covenants of record (if objection is not permitted as hereinbelow specified or if the same may be but are not objected to, or if such permitted objection is waived or deemed waived by Buyer in accordance with this Contract);

(ii)

The standard printed exception for standby fees, taxes and assessments for the year of Closing, and “roll-back” taxes (though Buyer will not be responsible for roll-back taxes as between Seller and Buyer);

(iii)

Liens created as part of any Buyer financing;

(iv)

Utility easements common to the subdivision in which the Property is located; and

(v)

The standard printed exception as to discrepancies, conflicts, shortages in area or boundary lines, encroachments, or protrusions, or overlapping improvements (the “Survey Exception”).

Within ten (10) days after the Effective Date of this Contract, the Title Company shall furnish to both Buyer and Seller a Commitment for Seller’s Policy of Title Insurance (the “Commitment”) and, at Seller's expense, furnish copies of restrictive covenants and documents evidencing exceptions in the Commitment (the “Title Documents”), other than the standard pre-printed exceptions to both Buyer and Seller, contemporaneously.  Seller authorizes the Title Company to mail or hand deliver the Commitment and related documents to Buyer at Buyer's address shown below and to Buyer’s counsel at its address shown below.  If the Commitment is not delivered to Buyer within the specified time, the time for delivery shall be automatically extended up to ten (10) days.  Buyer shall have ten (10) days after receipt of the Commitment, the Title Documents and the Survey (as defined below) in which to give written notice to Seller and the Title Company objecting to any matters shown thereon.  If Buyer fails to timely make written objection to any such objectionable matters shown in the Commitment, Buyer will be deemed to have accepted the condition of title and all matters shown in the Commitment (other than deeds of trust, liens for unpaid taxes for any year other than the year of Closing, mechanic’s liens and judgment liens) will be “Permitted Exceptions” reflected as exceptions to Seller’s warranty of title in the Deed delivered to Buyer at Closing (as defined below), without adjustment of the Sales Price.  Seller shall have until Closing within which to attempt to cure any timely and proper written objections by Buyer to the Commitment, but shall have no obligation to do so (other than deeds of trust (but if not executed or assumed by Seller [or knowingly taken by Seller subject to] then not to the extent in excess of Seller’s title insurance coverage in regard thereto under its existing title insurance policy), liens for unpaid taxes for any year other than the year of Closing, mechanic’s liens and judgment liens), and if Seller notifies Buyer in writing of its inability or refusal to cure any such objectionable matters (a “No Cure Notice”), then Buyer must terminate this Contract by written notice to Seller within five (5) business days after Buyer’s receipt of the No Cure Notice or Buyer will be deemed to have accepted such objected to item as an additional Permitted Exception to Seller’s title to the Property.

B.

SURVEY REQUIRED:

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-8

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

At Seller’s expense, Seller shall cause a survey of the Land to be made by a registered Texas Professional Land Surveyor acceptable to the Title Company for purposes of modifying the Survey Exception (should Buyer at its expense elect to purchase the standard promulgated deletion for survey coverage, i.e., excluding coverage only for “shortages in area”) and deliver the same to Buyer within fifteen (15) days after the Effective Date hereof, or provide Buyer a copy of an existing previously prepared survey of the Land that is no more than twenty-four months old (the “Survey”).  If the Survey is not delivered to Buyer within the specified time, the time for delivery shall be automatically extended up to ten (10) days.  Buyer shall have ten (10) days after receipt of the Survey, the Title Commitment and the Title Documents in which to give written notice to Seller objecting to any condition shown thereon that constitutes a material defect in good and indefeasible title to the Property, or the existence of which would materially and adversely impair Buyer’s intended use of the Property.  If Buyer fails to timely make written objection to any matters shown on the Survey, then Buyer will be deemed to have accepted the condition of Property as reflected on the Survey (and to have accepted the Survey itself) and any matters therefrom that are excepted to in the Title Policy will be additional Permitted Exceptions reflected as exceptions to Seller’s warranty of title in the Deed delivered to Buyer at Closing, without adjustment of the Sales Price.  Seller shall have until Closing to cure any timely and proper written objections by Buyer to the Survey, but shall have no obligation to do so (other than deeds of trust (subject to the same limitations as in (A), above), liens for unpaid taxes for any year other than the year of Closing, mechanic’s liens and judgment liens), and if Seller notifies Buyer in writing of its inability or refusal to cure any such objectionable Survey matters (likewise, a “No Cure Notice”) then Buyer must terminate this Contract by written notice to Seller within five (5) business days after Buyer’s receipt of the No Cure Notice or Buyer will be deemed to have accepted such objected to item as an additional Permitted Exception to Seller’s title to and the physical condition of the Property and as an additional exception to the Title Policy.  Additionally, prior to pouring the foundation slab, Seller shall cause the foundation forms to be surveyed and shall provide Buyer a copy of the foundation form survey prior to pouring the foundation.  At Closing, Seller shall provide Buyer with an “As Built” survey, showing the location of all improvements constructed on the Property, and such As Built survey shall show no encroachments of such buildings over or into property lines, building lines or easements.

C.

RETURN OF DEPOSITS IN CASE OF PERMITTED BUYER TERMINATION:  In the event Buyer is entitled to and timely does terminate this Contract pursuant to Paragraphs 5A or 5B, above, or Paragraphs 12or 25 below, it is agreed that the Earnest Money and the Down Payment then held by Title Company and/or Seller will be returned in their entirety to Buyer, subject to the provisions of Paragraph 12C for deduction of the Cancellation Fee and Plan Costs (as hereinbelow described) in the circumstances therein described.

6.

PROPERTY CONDITION:

A.

CONSTRUCTION DOCUMENTS:

Seller agrees to sell the Property to Buyer with the following improvements and fixtures (collectively, herein called the “Facility”) in at least Substantially Completed condition (as hereinafter defined): those described in the general outline specifications, finish-out schedules or allowances incorporated in and identified as Exhibit B-1, Building Description, and Exhibit B-2, Site Plan, each of which is attached hereto and incorporated herein by reference (collectively, such Site Plan and Building Description being herein called the “Outline Specifications”), comprising an approximately 20,000 SF single story office building and related improvements.  After Seller is required to commence construction of the Facility pursuant to this Contract, the construction of Facility shall be prosecuted and completed with reasonable continuity and due diligence, and in accordance Exhibit C attached hereto and incorporated herein by reference and the provisions of this Contract.  For purposes of this Contract, the phrase “Final Construction Documents” has the meaning assigned to it in Exhibit C.

B.

COST ADJUSTMENTS:

Changes in the Outline Specifications or Final Construction Documents shall be handled in accordance with Exhibit C hereto regarding Change Orders.  Buyer shall not be responsible for payment of any Change Work not approved in advance by Buyer, but Buyer may be obligated to pay Change Order costs resulting from unanticipated site conditions as provided in Exhibit C.  The Sales Price shall be reduced by the amount of any net decrease in costs of construction resulting from Change Orders and unused allowances (however, total cost of construction and land cost does not determine the Sales Price).

C.

BUYER'S SELECTIONS:

If the Outline Specifications or Final Construction Documents permit selections by Buyer, Buyer's selections will conform to Seller's normal standards or will not, in Seller's judgment, materially and adversely affect the marketability of the Property.  Buyer will make required selections within ten (10) days after receipt of written notice from Seller requesting Buyer to make such selections.

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-8

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

D.

COMPLETION:

Construction by Seller will commence and proceed within ten (10) days after construction permit issuance, but in no event shall Seller be required to commence such construction prior to expiration of Buyer’s cancellation options under Paragraph 5 (if applicable) and Paragraph 12 and receipt of the released Down Payment from the Title Company.  Seller estimates that the Facility will be Substantially Complete (as herein defined) within two hundred fifteen (215) days after the later of the date on which Buyer approves or is deemed to have approved the Final Construction Documents or Seller’s obtaining of necessary permits, plus an amount of time equal to Buyer Delay and force majeure delay (the “Estimated Completion Date”).  “Substantially Completed” (sometimes herein referred to as “Substantial Completion”) means the Facility is constructed in substantial compliance with the Final Construction Documents and all applicable laws and regulations applicable thereto, to a point at which any parts that are incomplete or require corrective work do not materially interfere with the occupancy and use of the Facility for its designed purpose; provided, however, that for purposes of this Contract and the Closing hereunder, the Facility shall be conclusively deemed to be Substantially Completed upon (i) the final inspection and approval by all applicable governmental authorities, or issuance of a permanent or conditional certificate of occupancy by the applicable governmental authority (if one is issued in the jurisdiction), and (ii) issuance of a certificate of substantial completion by Seller’s project architect or engineer.  The occurrence of Substantial Completion will not release Seller from its obligation to complete Punch List Items that are included on the Joint Punch List (as such terms defined in Paragraph 6E, below) or from its obligation under Seller’s Warranty expressly provided for in this Contract, but merely determines the date of Closing.  Seller may, without prior consultation with Buyer, substitute materials, equipment and appliances of equal or better quality, function and (in the case of finishes only) appearance for those specified in the Final Construction Documents provided that if the proposed substitution involves items of a cost exceeding $10,000, then Seller must obtain Buyer’s prior written consent to the substitution, and raise the site elevation with fill materials to create improved drainage as it may see fit.  Seller shall be responsible for obtaining all permits and approvals of governmental authorities required in connection with the construction of the Facility, including, without limitation (unless dependent on installation of personal property items or facilities that are not part of the Facility being constructed by Seller hereunder), any certificate of occupancy required by any governmental authority.  Buyer may make reasonable inspection of the work on the Facility as it progresses, subject to reasonable prior arrangement with Seller and its contractor(s), non-interference with the Seller’s construction by Buyer’s inspecting representative, and Buyer’s compliance with all contractor-established safety rules and regulations for inspection visits.

E.

PUNCH LIST AND COMPLETION OF PUNCH LIST ITEMS:

For purposes of this Contract, “Punch List Items” are all aspects of the Facility that remain to be completed or corrected following Substantial Completion, excluding latent defects as herein defined.  Within five (5) days after Buyer’s receipt from Seller of written notice of Substantial Completion, Buyer shall arrange with Seller for a joint walk-through of the Facility (the “Joint Punch List Walk-through”), at which time they shall create a list that is mutually acceptable to them of all Punch List Items relating to the Facility (the “Joint Punch List”).  Upon receipt of such notice from Seller, Buyer will give Seller at least two (2) business days’ advance written notice of two proposed business days (within such 10-day period) for the Joint Punch List Walk-through, and Seller will notify Buyer within one (1) business day of receipt of such notice of the time on one such day (during normal business hours) that Seller accepts for purposes of conducting the Joint Punch List Walk-through inspection.  If Seller fails to notify Buyer of the time, or fails to provide a representative to accompany Buyer at the designated time for the Joint Punch List Walk-through, then Buyer shall prepare the Joint Punch List on one of the days specified in Buyer’s notice and deliver the Joint Punch List so prepared to Seller within one (1) business day thereafter.  Seller agrees to use reasonable diligence to complete the Punch List Items identified on the Joint Punch List within thirty (30) days of the date of the Joint Punch List Walk-through (or timely receipt of Buyer’s unilaterally prepared Joint Punch List if Seller or its representative failed to accompany Buyer at the designated time - but in that case only to the extent of Punch List Items correctly identified). Any Punch List Items that are not latent defects (as defined below) and that are not identified on such Joint Punch List as a result of the Joint Punch List Walk-through (or on Buyer’s unilaterally prepared Joint Punch List if Seller or its representative failed to accompany Buyer at the designated time) are deemed accepted, approved and waived by Buyer.  Seller’s pending completion of Punch List Items shall not, under any circumstance, delay Closing.  In addition, Punch List Items that are not of a purely cosmetic, readily visible nature from an inspection by a non-expert, including adjustments to mechanical systems and equipment and the like (even if not qualifying as latent defects), but only to the extent the same are not the result of Buyer damage, abuse or misuse, will be promptly corrected or adjusted by Seller upon written notice given by Buyer to Seller identifying such previously omitted Punch List Item with reasonable particularity within thirty (30) days after the Closing Date, but will not be the subject of the Completion Escrow.   At Closing, the parties shall agree on the reasonable cost to complete all Joint Punch List items (the “Estimated Completion Cost”) and a portion of the Sales Price equal to 120% of such Estimated Completion Cost (the “Completion Escrow”) shall be escrowed by Seller with the Title Company under the terms of an escrow agreement entered into by Seller, Buyer and the Title Company, the form of which shall be acceptable to the Title Company and reasonably acceptable to Seller and

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-8

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

Buyer (the “Completion Escrow Agreement”).  If the parties cannot agree on the Estimated Completion Cost, then an estimate provided to Seller by a third-party contractor unaffiliated with Seller, other than the contractor hired to construct the Facility, shall be binding on the parties absent subterfuge or collusion that benefits the party providing the estimate.  The terms of the Completion Escrow Agreement shall include that (i) subject to clause (ii), below, Seller is entitled to withdraw funds from the Completion Escrow by delivery of a written certification by Seller’s project architect that the portion of the Joint Punch List work evidenced thereby is completed and requesting disbursement to Seller of the 120% of the Estimated Completion Cost assigned to such completed items in the Completion Escrow Agreement, (ii) unless Buyer makes written objection to such certification within seven (7) business days from the effective date of notice from the Title Company to Buyer that such request for disbursement has been made by Seller and forwarding to Buyer of Seller’s request and architect’s certification, the Title Company shall be fully protected in making and shall make the disbursement requested by Seller without any requirement for active or affirmative consent or approval of Buyer, and (iii) if Seller shall fail to complete all such Joint Punch List items in a reasonable time, not less than sixty (60) days and not more than ninety (90) days (unless Buyer unreasonably interferes therewith) from Closing, such remaining Completion Escrow funds (after disbursement of amounts related to those items that were completed by Seller) held by the Title Company shall be made available to Buyer to defray the costs incurred by Buyer in completing such Joint Punch List items on Seller’s behalf.  Buyer agrees (and will agree in the Completion Escrow Agreement (A) not to object to disbursements to Seller without good cause, and (B) if it is determined that Buyer has objected without good cause and has maintained such wrongful position for in excess of 30 days, Buyer shall owe Seller interest at the lesser of (1) the rate of eighteen (18%) per annum, or (2) the maximum lawful rate Seller may contract to charge Buyer hereunder, on the amount of funding wrongfully withheld in addition to the disbursement for such costs.

Seller agrees that Buyer shall have the right to designate a representative or representatives, such as a consulting architect and/or engineer, to assist Buyer in connection with this Agreement and Buyer’s inspections hereunder, including the Joint Punch List Walk-through.  Seller agrees to cooperate reasonably with any such representative designated by Buyer so long as such representative does not cause disruption or delay in the progress of Seller’s construction.

F.

SELLER’S LIMITED WARRANTY:

In connection with the Facility constructed by Seller hereunder, Seller warrants that such improvements and fixtures shall be of good workmanship and material, all of which shall be subject to Seller’s Warranty as hereinbelow described.  At Closing all assignable equipment and appliance warranties on Manufacturer Equipment (defined below) shall be assigned by Seller to Buyer.  Additionally, once Seller’s warranty provided for herein has expired, Seller shall assign all written and implied warranties from subcontractors and material suppliers to Buyer, without recourse on or representation by Seller of any kind.  Except as otherwise provided for herein, as its sole and exclusive obligation to Buyer after Closing, Seller agrees for a period of twelve (12) months [and twenty-four (24) months with respect to the roof, foundation, structural support elements, and Covered Leaks (as defined below)] following Substantial Completion (the “Warranty Period”) to repair and correct any latent defects in construction of the Facility, excepting only equipment that is incorporated into the work and that is (as of the date of installation) covered by any type of warranty from the equipment manufacturer (“Manufacturer Equipment”).  The repair obligation of Seller under the preceding sentence is herein called the “Seller’s Warranty”).  Except as otherwise provided herein, Seller agrees following receipt of written notice from Buyer identifying the specific defects with reasonable particularity to make or have made all repairs and correct all defects, within a commercially reasonable time of receipt of such notice of defect.  Without limiting any of the foregoing, upon receipt of such notice of defect from Buyer, Seller’s Warranty shall require that Seller make necessary repairs during the applicable Warranty Period so as to cause the Facility to be watertight and leakproof in all material respects at every point and in every area, this provision being intended to refer to watertightness and leakproof from the elements in regard to the roof and enclosing walls, not as to pipe leakage, condensation from humidity, or floodwater), except where leaks can be attributed to damage by external forces beyond Seller's control such as (i) extreme weather that is sufficient to cause a casualty, and (ii) negligence or abuse by Buyer, its employees, agents, contractors, servants, invitees or licensees, including any entry onto the roof by Buyer or its personnel or contractors (such leaks covered by Seller’s Warranty being herein called “Covered Leaks”).  Upon receipt of written notice from Buyer during the Warranty Period of the existence of Covered Leaks, and if in fact such Covered Leaks have occurred or are occurring, Seller will proceed with commercially reasonable diligence to determine the source of water penetration and, at Seller's own expense, do any work necessary to make the Facility watertight in respect to Covered Leaks. Seller, at its own expense, shall also repair or replace any other damaged finishes, fixtures (excluding Buyer trade fixtures) and Seller installed elements of the Premises damaged as a result of Covered Leaks, to return the Facility to its original condition (but subject to ordinary wear and tear), but Seller shall not be responsible for repairs or damage to any personal property or trade fixtures of Buyer, Buyer hereby waiving any claims against Seller for damage or loss to its personal property and trade fixtures (or other installations) to the extent the same could have been insured against under a Causes of Loss – Special Form policy of property insurance covering such items for their full replacement cost, unless such damage or loss is due to the gross negligence or willful misconduct of Seller or

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-8

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

Seller’s subcontractors or material suppliers.

For purposes hereof, “latent defects” means any part of the Facility, not apparent on a review and inspection of the Facility by Buyer and its expert consultants (without invasive or destructive testing or inspection), that is either (a) not constructed in a good and workmanlike manner, (b) in some material respect not constructed according to the Final Construction Documents approved or deemed approved by Buyer, or (c) not in compliance in all material respects with all governmental codes and regulations in effect at the time the Facility received a building permit for their construction (unless grandfathered under some applicable law, ordinance or regulation).  Notwithstanding the foregoing, Seller shall not be required by the Seller’s Warranty to conform concealed items to the Final Construction Documents where any non-conformity does not materially affect the structural integrity or function of the Facility from what was designed, or that is uneconomical to repair in relation to the benefit to be obtained from the repair (in such latter case, Seller shall be entitled to choose either to repair or pay Buyer the loss of market value of the Property by reason of the non-conformity).  During the Warranty Period, Buyer shall notify Seller of any latent defects requiring repair and allow Seller to correct or engage its contractor(s) to correct the latent defect at Seller’s expense.  No warranty of fitness of the Facility for a specific purpose is expressed or implied by Seller.  The Seller’s Warranty provided in this paragraph shall be in lieu of any other warranty or remedy implied by law, all of which are hereby waived and released by Buyer.

G.

AS-BUILT DRAWINGS:

Within thirty (30) days after final completion of the Punch List Items, Seller shall, as part of the Sales Price, deliver to Buyer a complete set of “as-built” drawings of the Facility and an “as-built” survey of the Property.  The provisions of this Paragraph shall survive Closing.

H.

BUYER’S ENTRY:

Subject to Seller’s prior written approval as to each proposed early entry and the specific things to be done by Buyer and its designated representatives during such entry, which Seller will not withhold in an arbitrary manner, Buyer (and Buyer’s representatives designated in writing to Seller) may, at their sole risk, enter the Property for purposes of inspection of the progress of the work and conducting installation of fixtures, telephones, computer lines and other equipment that have been approved by Seller for early installation as provided above (whether attached or unattached to the Facility or Property, the “Early Installations”) provided that (i) such entry and/or the conduct of such Early Installations work by Buyer does not delay or unreasonably interfere with Seller’s construction of the Facility, (ii) Buyer’s contractors, installers and workmen comply with all rules and regulations established by Seller’s contractor for such entry and work, including provision of liability insurance and insurance certificates, (iii) Buyer’s contractors and other installers execute a waiver of claims and subrogation rights in favor of Seller and its contractor(s) of the same nature as that of Seller contained in the next succeeding sentence hereof, and (iv) Buyer’s contractors and other installers comply with all applicable laws and regulations applicable to their work.   Notwithstanding anything to the contrary herein, Buyer shall be responsible for fully insuring against loss or damage any Early Installations (which for purposes of this sentence includes any items brought upon the Property for such work by Buyer or its contractors, including, without limitation, items installed in violation of this Contract and tools, equipment and other items that are the property of Buyer or its contractors), and hereby waives and forever releases any claims, actions, causes of action, damages, losses, or rights of recovery against Seller, its agents, employees and contractors, and anyone working by, through or under any of them (collectively with Seller, the “Released Parties”), for any loss of or damage to any Early Installations that is or could have been insured against by Buyer or the installing party under a Causes of Loss - Special (i.e., previously known as “all-risk”) policy of property loss insurance (including improvements or betterments coverage or similar coverage for covering property attached to land or premises not owned by the insured), without deductible, co-insurance or self-insured retention, in the full replacement cost of such property with replacement cost coverage endorsement, from any source or cause whatsoever, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENCE OF ANY OF THE RELEASED PARTIES, BUT AS TO EACH RELEASED PARTY, NOT AS TO SUCH RELEASED PARTY’S OWN GROSS NEGLIGENCE OR INTENTIONAL TORTS, and agrees that all such party’s insurance policies covering such Early Installations shall either waive subrogation rights against the Released Parties or shall permit this paragraph to operate as a waiver of such insurers’ subrogation rights.  All Early Installations that are attached or affixed in any manner to the Facility or Property become, for purposes of this Contract, additional Down Payment and shall be retained by Seller in the event of Buyer’s default or, at Seller’s option, Buyer will immediately remove all or the designated portion of such items upon Seller’s demand and repair any damage or defacement caused by their installation and/or removal.  If Seller fails to make demand for Buyer to so remove any such Early Installations within 60 days after termination of this Contract by reason of Buyer’s default, Seller shall be deemed to have elected to retain such items as additional Down Payment.  If Buyer fails to remove the applicable Early Installations (for any reason other than Seller’s unreasonable interference) after Seller’s demand given to Buyer in accordance with the notice provisions hereof for the removal of such specific Early Installations identified in Seller’s notice, Seller may do so and, notwithstanding anything to the contrary in Paragraph 11 hereof or elsewhere herein, may recover from

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-8

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

Buyer the cost incurred by Seller in removing, disposing of or repairing damage caused by installation or removal of such Early Installations (excluding damages caused by Seller’s gross negligence).  The releases herein and other terms and provisions of this Paragraph survive expiration or termination of this Contract for any reason.

7.

BROKER'S REPRESENTATION AND FEES:   Buyer’s agent is Coldwell Banker Commercial United Realtors (Joe C. Trombatore) 13130 Memorial Dr., Houston, TX 77079 (tel:281.293.8877; fax: 713.722.6895) (“Buyer’s Broker”), to whom Seller agrees to pay a commission in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00), at such time and on such terms and conditions as may be set forth in a separate written commission agreement that has been or may hereafter be entered into between Seller and Buyer’s Broker.  Except as set forth in the preceding sentence, Seller hereby agrees to defend, indemnify and hold harmless Buyer, and Buyer hereby agrees to defend, indemnify and hold harmless Seller, from and against any claim by third parties for brokerage, commission, finder’s or other fees relative to this Agreement or the sale of the Property, and any court costs, attorney’s fees or other costs or expenses arising therefrom, and alleged to be due by authorization of the indemnifying party.

8.

CLOSING:  The closing of the sale (“Closing”) shall be on the fifteenth (15th) day after the Facility has been Substantially Completed and Seller has given Buyer written notice thereof, or if such designated day for Closing is not a business day, then on the first business day thereafter.  Upon written request to Seller at least five (5) days before the date of Closing, Buyer may extend the Closing for an additional fifteen (15) days if such time is necessary to meet lender closing requirements.  At Closing, Seller shall furnish (i) proof of paid tax statements showing no delinquent taxes or rollback taxes or special use valuation due, (ii) a Special Warranty Deed conveying good and indefeasible title showing no additional exceptions other than the Permitted Exceptions, and (iii) Seller-executed counterparts of the Completion Escrow Agreement.  Seller's obligation to complete all improvements comprising the Facility shall survive Closing, but such completion obligations are subject to the limitations of Seller’s Warranty and the provisions of Paragraph 6E regarding the Joint Punch List.  At Closing, Buyer shall pay Seller the balance of the Sales Price referenced in Paragraph 3B, above, in cash funds (i.e., wire transferred funds credited to Seller’s account) or equivalent cash funds, Buyer-executed counterparts of the Completion Escrow Agreement, and any other notices, acknowledgements and documents as the Title Company or Seller may reasonably require to consummate this transaction in accordance with the terms hereof or that otherwise are required by applicable law.

9.

LIKE KIND EXCHANGE:  Either Seller or Buyer may consummate the sale of the Property as part of a so-called like kind exchange (the “Exchange”) pursuant to Section1031 of the Internal Revenue Code of 1986, as amended, provided that (i) all costs, fees, and expenses attendant to the Exchange shall be the sole responsibility of the party consummating the Exchange; (ii) the Closing shall not be delayed or affected by reason for the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Seller's obligations and covenants under this Agreement; (iii) neither Buyer nor Seller shall be required to (1) acquire or hold title to any real property other than the Property for purposes of consummating the Exchange, (2) have its rights under this Agreement, including (without limitation) those that survive Closing, affected or diminished in any manner, or (3) be responsible for compliance with or be deemed to have warranted to the other party that the Exchange in fact complies with Section1031 of the Internal Revenue Code of 1986, as amended.

10.

ENTIRE AGREEMENT; EXHIBITS: This Contract contains the entire agreement of the parties and cannot be changed except by written agreement signed by the parties (including by Change Order as provided in Exhibit C).  All prior discussions, negotiations, statements and alleged agreements or assurances of any kind by the parties prior to or contemporaneously herewith are merged out of existence by this Contract, and are rendered completely null and void.  Addenda/Exhibits which are attached to and made part of this Contract are: Exhibit A, Metes and Bounds Description, Exhibit B-1, Building Description, Exhibit B-2, Site Plan, and Exhibit C, Additional Provisions Regarding Design and Construction of the Facility.

11.

DEFAULT:  If Buyer defaults under this Contract in any material respect, and should such default continue unremedied for a period of five (5) days after Seller’s written notice of such default is given to Buyer identifying the default with reasonable specificity (except that no notice and cure is required for failure to perform obligations first due at Closing), or should there be more than ninety (90) days of Buyer Delay (as defined in Exhibit C hereto) then Seller may terminate this Contract and, as its sole and exclusive remedy for Buyer’s default (except equitable remedies to enjoin a default other than mere failure to close), thereupon shall be entitled to receive (or retain, as applicable) the Earnest Money and Down Payment as liquidated damages, it being agreed and understood that such sum is a reasonable forecast of the potential loss suffered by Seller and the actual loss that would be suffered from such default would be difficult or impossible to accurately ascertain.  If Seller defaults under this Contract in any material respect, and should such default continue unremedied for a period of five (5) days after Buyer’s written notice of such default is given to Seller identifying the default with reasonable specificity (except that no notice and cure is required for failure to perform obligations first due at Closing), then Buyer may, as Buyer’s sole and exclusive remedy for Seller’s default, either (i) terminate this Contract and receive a full refund of the Earnest Money, Down Payment and any prepaid Change Costs (as defined in Exhibit C hereto), if any, or (ii) enforce

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-8

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

specific performance of Seller’s obligations hereunder.   Seller shall not be in default for failure to deliver Substantial Completion on a particular date that is sooner than eighteen months from the Effective Date, plus an amount of time equal to all Buyer Delay and force majeure, unless otherwise specified in any exhibit to this Contract.  The rights of the parties to recover attorneys’ fees and costs under Paragraph 18 in connection with enforcing the foregoing remedies are in addition to the rights of the parties under this Paragraph.

12.

INSPECTION CONTINGENCIES; LIMITED BUYER CANCELLATION CONTINGENCY:

A.

ENVIRONMENTAL REPORT CONTINGENCY:

Buyer shall have a period of ten (10) days after Buyer’s receipt of Seller’s phase one environmental site assessment of the Property conducted by an independent third party environmental consultant chosen by Seller, stating that it substantially complies with current ASTM standards therefor (the “Phase One ESA”), within which to cancel this Contract by written notice to Seller in the event that the Phase One ESA either (i) discloses environmental contamination of the Property, (ii) recommends additional or phase II testing to eliminate some reasonable basis to suspect that environmental contamination may be present, or (iii) does not comply with the requirements hereof, which cancellation notice shall state the basis for Buyer’s objection to the Phase One ESA.  If the objection is solely that the Phase One ESA does not comply with the requirements hereof, Seller shall have the right to cure such defects within five (5) business days of receipt of Buyer’s notice of cancellation, in which event Buyer’s cancellation notice shall be deemed void and this Contract shall remain in full effect.  The Phase One ESA shall be prepared by an environmental consultant selected by Seller, and shall be dated no earlier than thirty (30) days prior to the Effective Date hereof, shall be addressed to Seller and Buyer (or, if addressed only to Seller, shall be supplemented or accompanied by a letter entitling Buyer to rely on such Phase One ESA).  Should Buyer fail to timely give notice of such cancellation, Buyer shall be conclusively deemed to have waived this contingency.

B.

LIMITED BUYER CANCELLATION CONTINGENCY:

Buyer shall have a period of five (5) days after the earlier of (i) fifteen (15) days after the Effective Date hereof, or (ii) the latest of Buyer’s receipt of the Phase One ESA or Survey, but in no event shall said deadline for Buyer to make its election be less than twenty-one (21) days after the Effective Date, to cancel this Contract for no reason, i.e., without the justification required by Paragraph 12A thereof or any other justification, by (i) within such 5-day period, giving unconditional written notice of cancellation of this Contract to Seller indicating its election to cancel pursuant to this subparagraph B, (ii) within ten (10) days after Seller’s delivery of invoices reflecting its incurring of such costs, paying Seller a sum equal to the Plans Cost (which Plan Costs may, at Buyer’s option, be paid by Buyer by Buyer giving written notice to the Title Company to deduct such Plan Costs from the Down Payment that otherwise would be refunded to Buyer hereunder), and (iii) within such 10-day period, paying Seller a cancellation fee of $10,000 (the “Cancellation Fee”) (which shall cover all of Seller’s other investigation expenses and time investment in this transaction other than Plans Cost).   For purposes hereof, the “Plans Cost” means the costs incurred by Seller with third-party architects and engineers in preparing or commencing the preparation of Construction Documents and/or Final Construction Documents pursuant hereto, not to exceed $15,000.00 (the “Maximum Reimbursement Sum”).  The Title Company shall deduct the Cancellation Fee from the Down Payment and pay the same over to Seller, shall retain and hold an amount of the Down Payment equal to the Maximum Reimbursement Sum for a period of thirty days after receipt of Buyer’s termination notice hereunder pending receipt of notice from Seller of the amount of Plans Costs (not to exceed the above limit) that are additionally to be withheld from the Down Payment and paid over directly to Seller by the Title Company, and shall return the balance of the Down Payment to Buyer.   If the Title Company does not receive notice from Seller of such Plans Costs in such period, it shall notify Seller in writing of its intent to release the remainder of the Down Payment to Buyer and if Seller still does not provide such Plans Costs statement to the Title Company within five (5) business days after the Title Company’s notice it shall release the balance of the Down Payment then being held by it to the Buyer.

13.

NOTICES:  Any notice, demand or request which may be permitted, required or desired to be given in connection therewith shall be given in writing and directed to Seller and Buyer at the respective addresses for such parties as set forth on the signature page of this Contract.  Notices shall be deemed properly delivered and received by a party when and if either: (i) hand delivered at the normal place for delivery of packages and/or mail at the recipient party’s effective notice address hereunder, or under the main entry door if the office is not open for business at the time of delivery; (ii) delivered by nationally-recognized overnight courier; (iii) three (3) postal business days pass after the same has been deposited in the U.S. Mail, by registered or certified mail, return receipt requested, postage prepaid, or (iv) sent via facsimile transmission with confirmation mailed by regular U.S. mail no later than the following business day.  Any party (or its counsel, if applicable) may change its notice address or fax number for purposes hereof to any address and/or fax number within the continental United States, provided such changed address must give a street address for deliveries in addition to any post office box address given for mail, by giving written notice of such change to the other parties hereto (and their counsel, if applicable) at least fifteen (15) days prior to the intended effective date of such change.  IF A NAME AND ADDRESS IS PROVIDED FOR A PARTY’S LEGAL COUNSEL ON

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-8

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

THE SIGNATURE PAGE HEREOF, EACH NOTICE GIVEN TO SUCH PARTY HEREUNDER MUST ALSO BE SENT AT THE SAME TIME TO THE PARTY’S COUNSEL AT THE ADDRESS PROVIDED, AND SHALL NOT BE DEEMED GIVEN AND RECEIVED BY A PARTY UNDER THE PROVISIONS HEREOF UNLESS AND UNTIL DEEMED GIVEN TO AND RECEIVED BY SUCH COUNSEL.  THE PROVISIONS OF THIS SECTION APPLY TO NOTICES GIVEN TO COUNSEL THE SAME AS TO A PARTY.

14.

SELLERS’ NON-FOREIGN STATUS:  Seller represents and warrants that Seller is not a “foreign person,” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and in the Rules and Regulations promulgated by the Treasury Department with respect thereto (collectively, “Federal Tax Law”).  Therefore, at the Closing, Seller will deliver to Buyer a certificate so stating, subscribed and sworn to by Seller, complying with Federal Tax Law.

15.

NO IMPLIED WAIVERS:  A waiver by either party of any covenant, term or condition of this Contract must be in writing and signed by the party to be charged, unless this Contract expressly provides in such instance for a deemed waiver of rights by such party from inaction or failure to make a timely objection.  One or more waivers of any covenant, term or condition of this Contract by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.  The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

16.

AUTHORITY:  Each party to this Contract and its representative(s) executing this Contract on such party’s behalf warrants and represents to the other party that it has the power and authority to enter into and perform its obligations under this Contract in the names, titles and capacities herein stated and on behalf of any entities, persons, estates or firms represented or purported to be represented by such party or person, and that all requirements necessary or required by any state and/or federal law or private agreement in order for such party to enter into and be bound to perform this Contract have been fully complied with.

17.

GOVERNING LAW:  The terms, provisions and conditions of this Contract shall be governed by and construed in accordance with the laws of the State of Texas.  Venue for any cause of action, controversy or dispute regarding this Contract or the subject matter hereof shall be proper in Harris County, Texas.

18.

ATTORNEY’S FEES:  Should any litigation or administrative proceeding be commenced by either of the parties hereto or their representatives, or should either party institute any proceeding in a bankruptcy or similar court which has jurisdiction over any other party hereto or any or all of its property or assets, or should any litigation or proceeding be commenced concerning any provision of this Contract or the rights and duties of any person or entity in relation thereto, then the party or parties prevailing in such litigation or proceeding shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for such prevailing party’s attorneys’ fees and court costs in such litigation or proceeding, which shall be determined by the court (or presiding official) in such litigation or proceeding or in a separate action brought for that purpose.

19.

SEVERABILITY:  If any provision of this Contract shall, for any reason, be held to be violative of any applicable law, and so much of this Contract is held to be unenforceable, then the invalidity of such specific provision shall not be held to invalidate any other provision of this Contract, all of which other provisions shall remain in full force and effect to the maximum extent allowed by applicable law.

20.

EXHIBITS AND ATTACHMENTS; COUNTERPARTS:  All exhibits and attachments referenced herein as being attached hereto are incorporated herein by reference as if set forth herein in their entirety.  This Contract may be signed in one or more original independent counterparts, each of which shall constitute an original Contract but all of which together shall constitute one and the same agreement.

21.

NOTICE TO BUYER:  The Texas Real Estate License Act requires that Seller notify Buyer that Buyer should either (i) have an attorney examine an abstract of title to the Property, or (ii) obtain a title insurance policy covering the Property.  Notice to that effect is, therefore, hereby given to and acknowledged by Buyer.

22.

HEADINGS; CONSTRUCTION:  The headings contained in this Contract are for reference purposes only and shall not modify or affect this Contract in any manner whatsoever.  Wherever required by this Contract, any gender shall include any other gender, the singular shall include the plural, and the plural shall include the singular.  All references to “herein,” “hereunder” or “hereby” shall be construed as referencing this entire Contract, rather than a particular Section or subsection or clause, unless specifically stated to the contrary.

23.

SATURDAY, SUNDAY OR LEGAL HOLIDAY:  If any date set forth in this Contract for the performance of any obligation by Buyer or Seller or for the delivery of any instrument or notice should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next business day

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-8

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

following such Saturday, Sunday or legal holiday.  For purposes of this Contract, “legal holiday” shall mean any state or federal holiday for which financial institutions or post offices are generally closed in Harris County, Texas, for the observance thereof.

24.

SUCCESSORS AND ASSIGNS:  The terms and provisions of this Contract shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.  Buyer shall not have the right to assign all or any portion of Buyer’s rights and obligations under this Contract to any third party without the prior express written consent of Seller; provided, however, that at and only contemporaneously with Closing Buyer may assign (and Buyer’s assignee may assign) this Contract to an affiliate of Buyer without the prior consent of Seller.  If Buyer (or any assignee of Buyer) intends to make such assignment to an affiliate of Buyer at Closing, Buyer will give Seller written notice of the name of the proposed final assignee at least five (5) days prior to Closing for purposes of Seller’s counsel preparing the Closing documents.  No assignment of Buyer’s rights shall not release Buyer from any liability or obligation under this Contract and Buyer remains jointly and severally responsible with any such approved assignee for performance hereof.  Any attempted or purported assignment of this Contract by Buyer without Seller’s prior written consent as aforesaid shall be null and void.  Seller may not assign this Contract to any third party.

25.

CASUALTY; CONDEMNATION:

A.

DAMAGE OR LOSS BY FIRE OR OTHER CASUALTY:

If prior to the Closing, the Facility or any part thereof shall be damaged by fire or other casualty, Seller shall notify Buyer promptly thereof.  If prior to the Closing the Facility is damaged by fire or other casualty to the extent that Seller reasonably estimates that Seller will not be able to Substantially Complete the Facility within one hundred eighty (180) days after the Estimated Completion Date (as the same may have previously been extended by Buyer Delay (as elsewhere herein defined), Seller shall notify Buyer thereof within thirty (30) days of the date of the casualty and thereupon this Contract may be canceled by Buyer, by notice to Seller, within ten (10) days of the Seller’s notice to Buyer of the fire or other casualty and of Seller’s revised Estimated Completion Date, and in such event, the Earnest Money and the Down Payment then held by Title Company and/or Seller will be returned in their entirety to Buyer.  If Buyer is entitled to but elects not to terminate this Contract any dates specified herein for estimated or required Substantial Completion (including any date on which Seller has liability for delay) (“required dates“) shall be deemed extended by the amount of construction delay resulting from the fire or other casualty as estimated in Seller’s notice.

B.

CONDEMNATION:

If prior to the Closing all or any portion of the Property shall be taken by condemnation or eminent domain by any governmental authority such that Buyer cannot practically use the Property for Buyer’s intended use, this Contract may be canceled by Buyer, by notice to Seller, within ten (10) days of the Seller’s notice to Buyer of the taking and in such event, the Earnest Money and the  Down Payment then held by Title Company and/or Seller will be returned in their entirety to Buyer.  If Buyer elects not to terminate, or if Buyer has no right to terminate because the taking is not material as provided above, Seller shall be relieved of the duty to convey title to the portion so taken or condemned, the parties shall promptly execute a Change Order reflecting a design change to the Facility as necessary to configure the remaining improvements as an architectural, functional whole on the remaining Land (including Buyer’s payment of all costs of redesign and increased costs of construction of the Facility arising from such changes as Change Costs and extending any estimated or required dates for construction hereunder for a period equal to the delay caused by re-design and revised Final Construction Documents for the Facility), and at the Closing, the proceeds of any award or payment in respect of any such taking shall belong (and to the extent received by Seller, shall be paid) to Buyer or, if such proceeds have not then been received by Seller by the Closing, such proceeds, and all of the Seller’s rights thereto shall be assigned by Seller to Buyer without warranty (except as to non-assignment to any third party).  Any moneys received by Seller after the Closing in connection with any such taking, shall be promptly paid over to Buyer.  In no event shall Seller settle or compromise any claim for such an award without Buyer’s prior written consent, which consent shall not be unreasonably withheld.

26.

CERTAIN REQUIRED NOTICES/DISLOSURES:

A.

NOTICE REGARDING POSSIBLE LIABILITY FOR ADDITIONAL TAXES:

If for the current ad valorem tax year the taxable value of the Property is determined by a special appraisal method that allows for appraisal of the Property at less than its market value, Buyer may not be allowed to qualify the Property for that special appraisal in a subsequent year and the Property may then be appraised at its full market value.  In addition, the transfer of the Property or a subsequent change in the use of the Property may result in the imposition of an additional tax plus interest as a penalty for the transfer or the change in use of the Property.

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-8

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

The taxable value of the Property and the applicable method of appraisal for the current tax year is public information and may be obtained from the tax appraisal district established for the county in which the Property is located.  If Seller has claimed the benefit of laws permitting a special use valuation for the purpose of ad valorem taxes on the Property and if, after the Closing, Buyer changes the use of the Property from its present use and such change results in the assessment of additional taxes, then those additional taxes will be Buyer's obligation, notwithstanding that some or all of those additional taxes may relate back to the period prior to Closing.

B.

NOTICE REGARDING POSSIBLE ANNEXATION:

If any portion of the Property is located outside the limits of a municipality, the Property may now or later be included in the extraterritorial jurisdiction of a municipality and may now or later be subject to annexation by the municipality.  Each municipality maintains a map that depicts its boundaries and extraterritorial jurisdiction.  To determine if any portion of the Property is located within a municipality’s extraterritorial jurisdiction or is likely to be located within a municipality’s extraterritorial jurisdiction, Buyer is advised to contact all municipalities located in the general proximity of the Property for further information.

C.

NOTICE REGARDING UNDERGROUND STORAGE TANK:

The underground storage tank(s), if any, which are located on the Property are presumed to be regulated by the Texas Natural Resource Conservation Commission and may be subject to certain registration and construction notification requirements found in 30 Texas Administrative Code, Chapter 334.

D.

TEXAS OPEN BEACHES ACT NOTICE:

The Property or a portion thereof is located in a county that borders the Gulf of Mexico.  If the Property is in close proximity to beach fronting the Gulf of Mexico, Buyer is hereby advised that the public has acquired a right of use or easement to or over the area of any public beach by prescription, dedication, or presumption, or has retained a right by virtue of continuous right in the public since time immemorial, as recognized in law and custom.

The extreme seaward boundary of natural vegetation that spreads continuously inland customarily marks the landward boundary of the public easement.  If there is no clearly marked natural vegetation line, the landward boundary of the easement is as provided by Sections 61.016 and 61.017, Natural Resources Code.

Texas law prohibits any obstruction, barrier, restraint or interference with the use of the public easement, including the placement of structures seaward of the landward boundary of the easement.  STRUCTURES ERECTED SEAWARD OF THE VEGETATION LINE (OR OTHER APPLICABLE EASEMENT BOUNDARY) OR THAT BECOME SEAWARD OF THE VEGETATION LINE AS A RESULT OF NATURAL PROCESSES ARE SUBJECT TO A LAWSUIT BY THE STATE OF TEXAS TO REMOVE THE STRUCTURES.

Buyer is hereby notified that Buyer should seek the advice of an attorney or other qualified person before executing this Contract or instrument of conveyance as to the relevance of these statutes and facts to the value of the Property Buyer is hereby contracting to purchase.

E.

BUYER’S PATRIOT ACT DISCLOSURE/REPRESENTATION:

Buyer represents that neither Buyer nor any of Buyer’s affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not assign this contract to, contract with or otherwise engage in any dealings or transactions or be otherwise associated with such persons or entities.  Any permitted assignee of this Contract is deemed to make this representation upon acceptance of an assignment of this Contract.

27.

ACCEPTANCE:  If three (3) fully executed counterpart originals of this Contract is not received and receipted for by the Title Company on or before October30, 2006, the offer evidenced by either or both parties’ signature(s) hereon shall be deemed automatically withdrawn and this Contract, whether or not executed and exchanged by the parties, will be deemed void.  Upon receipt of the three fully executed originals of this Contract, the Title Company will receipt for this Contract on each original, return one fully-executed, receipted original to Seller, return one fully-executed, receipted original to Buyer, and retain the third executed original in

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-8

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

escrow.

[END OF PAGE]

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-8

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

Executed on the respective dates set forth below the respective party’s signatures hereon, to be effective as of the date the fully executed originals of this Contract are timely delivered to and receipted for by the Title Company (the “Effective Date” of this Contract).

BUYER:

SELLER:

CYTOGENIX, INC.,

GSL CONSTRUCTORS, LTD., a Texas limited

a Nevada corporation

partnership

By:

GSL General Partner, LLC,

By:

Its General Partner

Name:

By:

Title:

Name:

Date of Execution:

, 2006

Title:

Date of Signing:

, 2006

Address of Buyer for Notice:

Address of Seller for Notice:

Attention: Lawrence Wunderlich

Attn: Welcome Wilson, Sr./Welcome Wilson Jr.

3100 Wilcrest, Suite 140

5858 Westheimer, Suite 800

Houston, TX 77042

Houston, Texas  77057

Telecopy No.: 713-789-0702

Telecopy No.: 713-952-7733

With Required Copy to Buyer’s Counsel:

With Required Copy to Seller’s Counsel:

Jonathan Peckham, Esq.

Adams and Reese LLP

1221 McKinney, Suite 4400

Attn:

Houston, Texas 77010

Telecopy No.:

Telecopy No.:

713-652-5152

[END OF PAGE – TITLE COMPANY RECEIPT PROVISIONS ON FOLLOWING PAGE]

JAP\403752-5

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

CONTRACT RECEIPT

Receipt of three fully-executed counterpart originals of this Contract acknowledged on the date set forth in this receipt below.

Title Company:

CHICAGO TITLE COMPANY

By:

Name:

Title:

Date:

, 2006

 (the “Effective Date”)

Address for Notice to Title Company:

5858 Westheimer, Suite 303

Houston, TX  77057

Telecopy No.: (713) 953-1557

EARNEST MONEY/INITIAL DOWN PAYMENT RECEIPT

Receipt of $1,000.00 Earnest Money in the form of _________________, and $474,571.50 additional deposit in the form of _____________ as the Initial Down Payment is acknowledged on this date.

Escrow Agent:

CHICAGO TITLE COMPANY

By:

Name:

Title:

Date:

, 2006

JAP\403752-5

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

EXHIBIT A

PROPERTY DESCRIPTION

METES & BOUNDS DESCRIPTION

FIELD NOTE DESCRIPTION OF 2.274 ACRES (99,061 SQUARE

FEET) OF LAND OUT OF UNRESTRICTED RESERVE “D”, OF

TOWN PARK AT ROGERDALE SUBDIVISION, AS RECORDED IN

FILM CODE NO. 576126 OF THE HARRIS COUNTY MAP RECORDS

AND LOCATED IN THE FORT SMITH SURVEY, A-1308, HARRIS

COUNTY, TEXAS, SAID 2.274 ACRE TRACT BEING MORE

PARTICULARLY DESCRIBED BY METES AND BOUNDS AS

FOLLOWS:

COMMENCING at a 5/8 inch iron rod with cap found in the South right-of-way line of Town Park Drive (width varies), for the the Northeast corner of that certain called 10.551 acre tract recorded under Harris County Clerk’s File No. V319633, said iron rod also marks the Northwest corner of said Unrestricted Reserve “D”;

THENCE, South 02°39’18” East, along the East line of said called 10.551 acre tract, same being the West line of said Unrestricted Reserve “D”, a distance of 196.18 feet to a 5/8 inch iron rod with cap found for the Northwest corner and POINT OF BEGINNING of the herein described tract;

THENCE, North 88°40’27” East, a distance of 449.56 feet to a 5/8 inch iron rod with cap found in the West right-of-way line of North Course Drive (width varies) , as recorded in

Film Code No 576126 H.C.M.R., said iron rod marks the Northeast corner of the herein described tract;

THENCE, in a Southerly direction, along the West right-of-way line of North Course Drive the following Five (5) courses and distances;

1) South 06°28’09” East, a distance of 38.19 feet to a 5/8 inch iron rod with cap found for a curve to the Right;

2) Southerly, along and with said curve to the Right, having a radius of 490.50 feet, a central angle of 03°48’Sl”, an arc length of 32.65 feet and a chord bearing and distance of South 04°33’44” East, 32.65 feet to a 5/8 inch iron rod with cap found for the Point of Tangency;

3) South 02°39’18” East, a distance of 91.32 feet to a 5/8 inch iron rod with cap found for a curve to the Right;

4) Southerly, along and with said curve to the Right, having a radius of 25.00 feet, a central angle of 49°40’53”, an arc length of 21.68 feet and a chord bearing and distance of South 22°ll’08” West, 21.00 feet to a 5/8 inch iron rod with cap found for the Point of Reverse curve to Left;

5) Southerly, along and with said curve to the Left, having a radius of 60.00 feet, a central angle of 49°40’53”, an arc length of 52.03 feet and a chord bearing and distance of South 22°ll’08” West, 50.41 feet to a 5/8 inch iron rod with cap found for the Southeast corner of said Reserve “D” and the herein described tract;

THENCE, South 87°20’42” West, along the South line of said Unrestricted Reserve “D”, a distance of 9.89 feet to a 5/8 inch iron rod set in the Easterly line of that certain called

4.0115 acre tract conveyed to Smith St. Partners, LTD., by deed recorded under Harris County Clerk’s File No. X763358, said iron rod marks an exterior corner of the herein described tract, said iron rod also falling in the arc of a non-tangent curve to the Right;

THENCE, Northerly, along the Easterly line of said called

4.0115 acre tract, with said curve to the Right, having a radius of 60.00 feet, a central angle of 06°38’42”, an arc length of 6.96 feet and a chord bearing and distance of North 04°39’15” West, 6.95 feet to a 5/8 inch iron rod with cap found for the Northeast corner of said called 4.0115 acre tract and an interior corner of the herein described tract;

THENCE, South 88°40’06” West, along the North line of said called 4.0115 acre tract, a distance of 413.04 feet to a 5/8 inch iron rod found in the West line of said Unrestricted Reserve “D” for the Northwest corner of said called 4.0115 acre tract conveyed to Smith St. Partners, LTD., and the Southwest corner of the herein described tract;

THENCE, North 02°39’18” West, along the West line of said

Unrestricted Reserve “ID”, a distance of 220.81 feet to the

POINT OF BEGINNING and containing 2.274 acres (99,061 square feet) of land, more or less.

Century Engineering, Inc.

Dated this 2nd day of October, 2006

Michael A. Zumsteg

Registered Professional Land Surveyor No. 5127

CEI Job NO. 00030-00.0

(bill) SV GSL3OC.T

A - Page 1 of 1

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ________

JAP\403752-5

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

EXHIBIT B-1

BUILDING SPECIFICATIONS

GENERAL REQUIREMENTS:

ON SITE SUPERINTENDENT

INCLUDED

BUILDERS RISK INSURANCE

INCLUDED

LIABILITY INSURANCE

INCLUDED

BUILDING PERMIT

INCLUDED

WATER METER

INCLUDED

LANDSCAPE METER

INCLUDED

ARCHITECTURAL

INCLUDED

CIVIL ENGINEERING

INCLUDED

MECH. ENGINEERING

INCLUDED

ELEC. ENGINEERING

INCLUDED

PLUMBING ENGINEERING

INCLUDED

S.W.Q.M.D. DESIGN

INCLUDED

S.W.P.P.P. DESIGN

INCLUDED

BLUEPRINTING

INCLUDED

PLATTING OF LAND

INCLUDED

TOPOGRAPHIC SURVEY

INCLUDED

ALTA SURVEY

INCLUDED

AS-BUILT SURVEY

INCLUDED

ENVIRONMENTAL

INCLUDED

GEOTECHNICAL TESTING

INCLUDED

BUILDING LAYOUT

INCLUDED

QUALITY CONTROL TESTING

INCLUDED

JOB TRAILER

INCLUDED

JOB TOILET

INCLUDED

JOB SITE POWER

INCLUDED

DUMPSTERS

INCLUDED

FINAL CLEANING

INCLUDED

EROSION CONTROL

INCLUDED

SITE UTILITIES:

STORM DRAINAGE

750 LF (UNDERGROUND STORM LINE PIPE)

CATCH BASINS

7 – STORM WATER CATCH BASINS

ROOF DRAIN TIE-INS

5 – UNDERGROUND ROOF DRAIN TIE-INS

DOMESTIC WATER LINE

120 LF (SEE ALLOWANCES &ASSUMPTIONS)

WATER TAP FEE & METER

INCLUDED

SANITARY SEWER LINE

120 LF (SEE ALLOWANCES & ASSUMPTIONS)

SANITARY SEWER TAP FEE

INCLUDED

STORM IMPACT FEES

INCLUDED (SEE ALLOWANCES & ASSUMPTIONS)

WATER IMPACT FEES

INCLUDED (SEE ALLOWANCES & ASSUMPTIONS)

SEWER IMPACT FEES

INCLUDED (SEE ALLOWANCES & ASSUMPTIONS)

S.W.Q.M.P. DEVICE

INCLUDED (STORM WATER QUALITY MANAGEMENT DEVICE)

EARTH WORK:

GRUB & STRIP SITE

104,000 SF (6” OF TOPSOIL FROM TOTAL SITE)

HAUL OFF STRIPPINGS

5,000 CY (6” OF TOP SOIL AND 3.5’ OF SOIL UNDER BUILDING FOUNDATION)

EARTHWORK AT PAVING

28,605 SF (SITE PREP, FINE GRADING OF PAVING, CURBING AND BACKFILL)

EARTHWORK AT PAD

4,192 CY (3.5’ OF SELECT FILL UNDER BUILDING FOUNDATION)

SOIL STABILIZATION

52,500 SF (8” UNDER BUILDING PAD AND PARKING AREA)

MISC. SITE WORK:

B-1 - Page 1 of 8

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ___

_____

JAP\403752-5

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

LANDSCAPING

INCLUDED (SEE ALLOWANCES &ASSUMPTIONS)

PARKING LOT STRIPPING

70 – PARKING SPACES

FENCING

1 – CEDAR DOUBLE SWING GATE (AT TRASH DUMPSTER)

CONCRETE:

BUILDING FOUNDATION

20,000 SF 6” CONCRETE

AUTO PAVING

28,887 SF – 5” CONCRETE

TILTWALL PANELS

13,200 SF – FORM & POUR

TILTWALL PANEL ERECTION

13,200 SF

ADDITIONAL TILTWALL

170 SF (SCREENING FOR TRASH DUMPSTER)

DRIVEWAYS

1 – HEAVY DUTY DRIVEWAY

SIDEWALKS

2,700 SF (SEE ALLOWANCES & ASSUMPTIONS)

CURBING

1,500 LF

GENERATOR PAD

1 – 3’ X 6’ X 6”

PIPE BOLLARDS

5

METALS:

ANCHOR BOLTS

INCLUDED (STRUCTURAL STEEL FRAME)

EMBED STEEL

INCLUDED (REBAR IN FOUNDATION, TILTWALL PANELS & PARKING

AREA)

THERMAL WATERPROOFING:

CAULKING

480 LF – (TILTWALL PANEL JOINTS)

2,500 LF – (PAVING JOINTS)

DOORS, GLASS & HARDWARE:

OVERHEAD TRUCK DOORS

1 – 10’ X 10’ (INSULATED)

STORE FRONT ENTRANCE

100 SF (1 – GLASS FRONT ENTRY (10’ X 10’)

EXTERIOR WINDOWS

1,800 SF (20 – WINDOWS (15’ X 6’)

GLASS EXIT DOORS

63 SF (3 – 3’ X 7’)

METAL DOORS & FRAMES

1 – EXTERIOR FIRE EXIT

FINISHES:

INTERIOR FINISH

13,800 SF OFFICE AREA (SEE ALLOWANCES & ASSUMPTIONS)

CABINETRY

260 LF (SEE ALLOWANCES & ASSUMPTIONS)

LOBBY UPGRADE

200 SF (SEE ALLOWANCES & ASSUMPTIONS)

EXTERIOR UPGRADE

INCLUDED (SEE ALLOWANCES & ASSUMPTIONS)

WINDOW AWNINGS

1,200 SF (20 – 4’ X 15’ SLATED BRUSHED ALUMINUM)

PAINT TILTWALL PANELS

13,370 SF

SPECIALTY ITEMS:

FIRE EXTINGUISHERS

7 – OFFICE AREA

FLAG POLES

3 – (25’ LIGHTED BRUSHED ALUMINUM POLES)

MONUMENT SIGN

1 – (4’ X 8’ BACKLIT SIGN)

APPLIANCES

UPON BUYER REQUEST

SPECIAL CONSTRUCTION:

STRUCTURAL STEEL

1 – 20,000 SF (TILTWALL OFFICE/LABORATORY BUILDING - 20’

CLEAR HEIGHT TO TOP OF PARAPET, WITH IB CPA MEMBRANE

ROOF SYSTEM)

BUILDING ERECTION

1 – 20,000 SF

B-1 - Page 2 of 8

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ___

_____

JAP\403752-5

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

PLUMBING:

BATHROOMS OFFICE (M)

6 – UNITS (2 – TOILETS, 2 – URINALS, 2 – SINKS)

BATHROOMS OFFICE (W)

6 – UNITS (4 – TOILETS, 2 – SINKS)

OVERHEAD WATER LINES

200 LF (SEE ALLOWANCES & ASSUMPTIONS)

LAB SINKS

4 – (STAINLESS STEEL DOUBLE BOWL SINKS IN LAB AREA)

BAR SINKS

1 – (STAINLESS STEEL DOUBLE BOWL SINK BREAK ROOM AREA)

WATER FOUNTAIN

1 – ADA APPROVED

HOT WATER HEATER

1 – 30 GALLON

EMERGENCY EYE WASH

1

WATER STUB-UPS

4 – (MANUFACTURING AREA)

FLOOR DRAINS

4

HOSE BIBS

2

MOP SINK

1

ADA GARBAGE DISPOSAL

1

HVAC:

OFFICE AREA

55 – TONS (15,000 SF TOTAL AREA – SEE ALLOWANCES &

                                                            ASSUMPTIONS)

COMPUTER ROOM

1 – TON

ELECTRICAL:

ELECTRICAL SERVICE

480 VOLT / 3 PHASE / 600 AMPS

OFFICE AREA

13,800 SF (2’X4’ ACRYLIC LIGHTS, OUTLETS, SWITCHES, DATA BOXES WITH PULL STRINGS)

MFG. TASK LIGHTING

28 – (8’ – 2 BULB SRTIP LIGHTS)

EXPANSION AREA LIGHTING

6 – (8’ – 2 BULB SRTIP LIGHTS)

EXTERIOR LIGHTS

6 – (BANDIT FLOOD LIGHTS WITH TIMERS)

EXTERIOR POLE LIGHTS

6 – PARKING LOT POLE LIGHTS WITH TIMERS - SEE ALLOWANCES

& ASSUMPTIONS)

ADDITIONAL OUTLETS

260 LF POWER STRIPS AT LAB COUNTER TOPS

8 – POWER POLE DROPS FROM CEILING CONNECTING TO POWER

                                                            STRIPS AT LAB COUNTER TOPS)

HVAC DISCONNECTS

11

DEDICATED CIRCUITS

10

UNDERGROUND ELECTRICAL

200 LF (FROM CENTER POINT ENERGY POLE TO BUILDING – SEE

ALLOWANCES & ASSUMPTIONS)

ALLOWANCES & ASSUMPTIONS:

LAND ACQUISITION

$1,088,564.00 ALLOWANCE HAS BEEN INCLUDED

LANDSCAPING

$35,000.00 ALLOWANCE HAS BEEN INCLUDED

WATER IMPACT FEE

$1,000 ALLOWANCE HAS BEEN INCLUDED. SITE SPECIFIC

ADDITIONAL FEE MAY BE INCURRED PER M.U.D. OR GOVERNING

BODIES

SEWER IMPACT FEE

$1,000 ALLOWANCE HAS BEEN INCLUDED.SITE SPECIFIC ADDITIONAL

FEE MAY BE INCURRED PER M.U.D. OR GOVERNING BODIES

STORM IMPACT FEE

$1,000 ALLOWANCE HAS BEEN INCLUDED. SITE SPECIFIC ADDITIONAL

FEE MAY BE INCURRED PER M.U.D. OR GOVERNING BODIES

EARTH WORK & FILL

FINAL CALCULATIONS MAY DIFFER BASED ON RESULTS OF

GEOTECHNICAL TEST - ADDITIONAL FILL OR SOIL STABILIZATION

MAY BE REQUIRED

SOIL STABILIZATION

FINAL CALCULATIONS MAY DIFFER BASED ON RESULTS OF

GEOTECHNICAL TEST ADDITIONAL STABILIZATION MAY BE

REQUIRED

SEWER LINE EXTENTION

ADDITIONAL QUANTITIES MAY BE REQUIRED DEPENDING ON FINAL

SITE PLAN AND LOCATION OF UTILITIES

WATER LINE EXTENTION

ADDITIONAL QUANTITIES MAY BE REQUIRED DEPENDING ON FINAL

B-1 - Page 3 of 8

BUYER’S REPRESENTATIVE’S INITIALS: ________	SELLER’S REPRESENTATTIVE’S INITIALS: ___

_____

JAP\403752-5

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

SITE PLAN AND LOCATION OF UTILITIES

SIDEWALKS

ADDITIONAL SIDEWALK MAY BE REQUIRED PENDING FINAL DETERMINATION BY ARC, GOVERNING BODIES AND SITE LAYOUT

HVAC

ADDITIONAL CAPACITY MAY BE REQUIRED PER FINAL OFFICE LAYOUT, BUYER’S EQUIPMENT HEAT LOAD AND MECHANICAL ENGINEERS FINAL RECOMMENDATIONS

OVERHEAD WATER LINES

ADDITIONAL QUANTITIES MAY BE REQUIRED PER BUYER’S FINAL REQUIREMENTS

INTERIOR FINISH

$273,675 ALLOWANCE HAS BEEN INCLUDED FOR 13,800 SF OF INTERIOR OFFICE FINISH. TO INCLUDE DRYWALL, ACOUSTICAL CEILING GRID & TILES, FLOORING, BREAK ROOM CABINITRY, INTERIOR PAINT, DOORS, FRAMES & HARDWARE, TOILET PARTITIONS & ACCESSORIES, AND MINI-BLINDS. ALLOWANCE IS BASED ON SELLER’S STANDARD FINISHES AND INFORMATION PROVIDED BY BUYER TO SELLER.  ADDITIONAL COST MAY BE INCURRED SHOULD SCOPE OF WORK CHANGE.

LABORATORY CABINETRY

$58,500 ALLOWANCE HAS BEEN INCLUDED FOR LABORATORY CABINETRY

LOBBY UPGRADE

$3,000 ALLOWANCE HAS BEEN INCLUDED FOR UPGRADED TILE FLOOR

EXTERIOR UPGRADE

$40,000 ALLOWANCE HAS BEEN INCLUDED FOR EXTERIOR UPGRADE

EXTERIOR POLE LIGHTS

            ADDITIONAL POLE LIGHTS MAY BE REQUIRED PENDING FINAL DETERMINATION BY ARC AND SITE LAYOUT

UNDERGROUND ELECTRICAL

200 LF HAS BEEN INCLUDED. ADDITIONAL QUANTITIES MAY BE REQUIRED PENDING FINAL SITE LAYOUT AND PLACEMENT OF CENTER POINT ENERGY POWER POLE

PROJECT DESCRIPTION:

If there is a difference between the final drawings and these Outline Specifications, these Outline Specifications shall govern unless those differences have been authorized through a Buyer Approved Change Order, with Buyer paying all related Change Costs.

GENERAL REQUIREMENTS

1.

Seller will provide all required building permits, including state highway driveway permits and water and sewer tap permits (where applicable).  Sewer impact fees and water assessment fees are included.

2.

Seller will provide all architectural and design engineering for initial plans and one customer review change (i.e., Design/Construction Scope Change as provided in Paragraph 1(b) of Exhibit C), all blueprinting, one set of complete drawings for review and approval by Buyer.  Seller will also provide: (i) a professional, Full Time On-Site Project Supervisor, job trailer where required, jobsite telephone and toilet, temporary power for site, final cleaning of site and facility, and all required Builder’s Risk insurance, professional insurance and a minimum $5,000,000 in Liability Insurance, and (ii) a Category 1-Condition II survey, and topographic survey, foundation form survey, as-built survey environmental report, Geo-Technical report.  A detailed explanation of these clause (ii) items is as follows:

a).  Property Survey- Seller will obtain a Land survey by a state licensed surveyor with a metes and bounds description to identify the Land to be developed and the location of any easements or encumbrances to the Land.

b).  Topographical survey- Seller will obtain a survey of sufficient grade elevations to design a drainage plan by a state licensed engineer, including the location of all utilities and the elevations of any utility flow lines.

c).  Phase One Environmental Site Assessment - Seller will obtain a Phase I Environmental Site Assessment, which includes a review of the chain of ownership to substantiate history of Land usage and to identify the potential liability of environmental concerns.

d).  Geotechnical Soils Report- Seller will obtain a soils reports to evaluate the Land’s subsurface and groundwater conditions, which is required for an engineer to design the structural slab and other structural features of the building.

Hidden Obstructions:  Should conditions or obstructions encountered below the surface of the ground require

B-1 - Page 4 of 8

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_____

JAP\403752-5

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

additional work not indicated on the drawings or in this Exhibit, the additional costs required because of these conditions or obstructions shall be added to the Contract as Change Work and added Change Costs.

SITEWORK

1.

Strip the construction site of all trees and vegetation and will remove debris from the site.

2.

Construct a building pad using select fill dirt to raise the finished floor of the building at least 1’ above existing grade for this grade level building after a topographic study of the site is completed, the required amount of select fill may change.

3.

Soil stabilization is achieved by using a 8” layer of 6% lime or cement beneath all paving areas and building foundation.

4.

Provide a 1 ½” water meter tap, and a 4” sewer line tap.

5.

Site drainage will be implemented by a drainage plan approved by the Flood Control District and/or all governing bodies.

6.

Landscaping is a requirement of the local jurisdiction.  A landscaping allowance has been estimated in order to comply with these requirements.  The installation of a landscape water meter is included in the Landscaping Allowance.

7.

All parking spaces are striped.  All ADA accessibility routes are painted, and handicapped signs to meet ADA requirements are included.

•

Seller has assumed to import 3.5’ of select fill to construct a building pad to 1’-0 above natural grade and Seller will balance, cut, and fill for exterior paving grades to accommodate a grade level building.

•

Seller has assumed all excess dirt excavations to be removed from the site.

•

Seller included a proof rolled sub-grade for all paving areas. Any major soft spots discovered, will be excavated and replaced at additional cost.

•

Seller has included a 6” slab on grade. Soil stabilization has been included for the building pad.

•

Seller has included 8” of lime stabilization at a rate of 25 pounds per cubic yard for the building foundation and all exterior paving areas.

•

Seller has assumed a gravity flow storm sewer.

•

Seller has assumed a certain design for the storm system based on our experience and historical data. However, this is subject to change, pending final engineered design approved by Harris County.

•

Seller included connecting the roof downspouts to the storm system.

CONCRETE WORK

General Concrete specifications: All concrete shall be 5 sack mix, u.n.o., minimum 3000 psi u.n.o (as certified by field testing and structural standards reviewed by independent laboratory testing), cement to by Type I Portland per ASTM Standard C-50, sand and gravel to conform to ASTM standard C-33.  Concrete for footings shall be a minimum of 3000 psi measured at 28 days curing time (as certified by independent laboratory testing).

1.

All foundations shall measure 6” thick reinforced with No. 4 rebar on 15” centers using 5 1/2-sack mix concrete with a 3,000 psi rating, with drilled footings to a depth of at least (per engineering) 12’.

2.

All concrete auto parking areas shall measure 5” thick reinforced with No. 3 rebar on 15” centers using 5-sack mix concrete with a 3,000 psi rating.   All concrete driveways are built to heavy-duty standards and shall meet all applicable codes.

3.

All city sidewalks shall be 4’ wide and 4” thick, reinforced with No. 3 rebar on 15” O.C. All private sidewalks shall be 5’ wide and 4” thick, reinforced with No. 3 rebar on 15” O.C.

4.

All tilt wall panels will measure at least 5.5” thick (or per engineering standards) reinforced with No. 4 rebar on 12” centers using No. 5 ½ sack mix concrete with a 3000 psi rating.

•

We have assumed reinforcing steel as follows:

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_____

JAP\403752-5

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

a.

Sand cushion for fine grading

b.

Vapor barrier

c.

Bell-bottom piers to a depth of 12’-0, with pier caps

•

All four sides of building are Load Bearing Concrete Tilt wall.

•

Included 3/ea horizontal tiltwall reveals at 3”wide.

•

Seller assumed tiltwall panels are spanning from pier cap to pier cap.

CABINETRY

Standard kitchens are included with 8’ of upper and lower cabinetry, and one double bowl stainless steel sink.  There will be two appliance outlets provided at the counter top level.

DOORS AND HARDWARE

All over-head doors are steel. Standard glass storefront entrances are 10’ x 10’. All interior doors are 9’ Raco-type metal framed solid core doors with lever handles.  All executive offices have locksets.  All exterior personnel doors are all metal with mortise locksets and lever handles.  Office windows generally number one per office and are bronze, blue or gray tinted for thermal efficiency.

INTERIOR BUILD OUT

Seller has included 13,800 sf of Sellers Standard Office Finish-out. All office areas shall have a ceiling height of 9'.  Build-out can be in any design desired utilizing 5/8” sheetrock construction and metal studs.  All walls shall be painted with two coats of latex paint, and shall have a 4” rubber cove base.  Ceilings will be 2' x 2' acoustical lay-in tiles.  Floor covering can be a choice of commercial grade carpet and/or vinyl tile up to 30% of total area in any mix. The office area will be illuminated with 2' x 4' fluorescent lay-in office lighting fixtures.  A 3" telephone conduit, underground, as well as, a telephone board is included. Telephone and data systems are Buyer specific items and will be the Buyer’s option to install its desired system.  Shop offices utilize a drop ceiling, with the same build out standards as listed above.

INTERIOR FINISH WORK:

General Description: Finished areas to be constructed in accordance with our standard construction details as specified below:

Interior Partitions: 9’ – 0” high, under grid unless otherwise noted. Wallboard shall be standard 5/8” gypsum board taped, floated.  Fire-rated board shall be type “C” or “X”.

Interior doors and frames:  All doors shall be 9’ RACO Prestige Classic, or equal, pre-finished aluminum door frames with a Duralag coating, with the door leaf being 1 ¾” thick solid core Type 1, Density C, Class 1, with plastic laminate-faced with hardwood styles and rails.

Insulation: Thermal insulation shall be R-11 (minimum), 3” above all ceilings, and in all exterior walls.  Sound Attenuation shall be 3” batts insulation or equivalent and in all four executive offices, conference rooms, restrooms and break room walls.

Metal studs: shall be roll formed channel type, 25 gauge galvanized steel, spaced not more than 24” o.c. One row of horizontal bridging will be installed for walls higher than 10’ at 10’ intervals unless not required by engineering.

Office build-out with gypsum drywall partitions 9’ high painted finish (flat or eggshell at Buyer’s request. - Type of paint to be reviewed by Buyer), 3’ by 9’ solid core doors, 2’ X 2’ acoustical ceiling, carpet or VCT flooring with 4” rubber cove base.

Carpet to be Philadelphia Brand, manufactured by Shaw Industries or equivalent, and be a minimum of 28 oz level loop or cut pile.

Millwork: Break room will include upper and lower plastic laminate cabinetry.   All fixtures will be ADA/TAS compliant.

•

Seller has included the following items;

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JAP\403752-5

(From 403592-1\July 06 FORM)

EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

a.

Fire extinguishers and cabinets

b.

Exterior glass & hollow metal doors as required by fire code.

Glass and Aluminum Storefront Materials:

Framing materials shall be nominal 1 ¾” by 4” framing system.  Finish shall be AAM12022A31, clear anodized.   If bronze finish is selected, it shall be AAM12C22A42/44, dark bronze anodized.  Other finishes are available as an option.

Entrance doors shall be medium style 1 ¾” thick x 2 1/8” extruded anodized aluminum frames (finish type A-1 R-1) and with stainless steel offset hinges top and bottom complete with 4” extruded aluminum threshold, gray foam synthetic weather strip.  Each exit door to be furnished with handle, or push bar where required by code (ADA compliant), lock and surface mounted closer (Yale A054 or similar).  If double acting doors are specified, closers will be concealed overhead type, Jackson or similar.

Glazing shall be 1” thick insulated glass units (1/4” polished plate glass, ½” air space and ¼” polished plate glass) installed water tight with neoprene or vinyl gaskets all sides.  Tempered glass shall be furnished.

Framing Color: Anodized Aluminum, brushed finish

Glass Color: Green with medium mirror finish

STRUCTURAL STEEL BUILDING

1.

Frame & Roof- All structural steel framed buildings shall have a wind load rating of at least 110 mph. The roof unit shall be a mechanically attached 50 millimeter membrane roof system over 2.1” ISO. All roof units shall include appropriate downspouts and other drainage required by engineering. All welding shall be in accordance with the American Welding Society.  All roof units include a manufacturer’s 15 year “material only” warranty.

2.

Personnel Doors- shall be 1 ¾” thick, 20-gauge steel with frames, 3’ x 7’ with all-weather threshold and weather stripping, and will include mortise locksets with ADA Compliant lever handles.

PLUMBING

All materials and workmanship shall be in full accordance with National Plumbing Code and all applicable local codes, including the Americans with Disabilities Act of 1990.  All fixtures to have cut-off valves at each fixture and easily accessible unions for convenient removal.  Water lines under concrete to be type K copper, continuous lengths; overhead water lines to be type M copper or schedule 40 galvanized steel (no black or plastic pipe to be used). Waste lines to slope not less than 1/8” per foot and to code-approved materials.  Dissimilar metals to be connected with dielectric unions or couplings.  Air chambers 18” shall be provided in sufficient quantities to eliminate water hammer effects from system.  Lavatories and sink to be furnished with aerators and double valves on 4” centers with pop-up assemblies for lavatories.

HVAC

HVAC to be furnished in full accordance with local codes and with complete air distribution system.  It shall be of American Standard, Carrier or equal split system and include the following: insulated duct board trunk lines, dampers, premium aluminum supply-air registers and return air grilles of type designed for air conditioning, combination cooling and heating thermostat with automatic or manual blower control, electric air handlers, electrical strip heaters, compressors and condensing units on outside pre-cast equipment slab, evaporator cooling units located as indicated below, necessary refrigerant lines and primary and auxiliary condensate drain lines, and low voltage control wiring.

Wiring to be per National Electric Code.  All refrigerant lines between condensing unit and cooling coil to be copper tubing.  Suction lines and first 18’ of condensate lines to be insulated with 3/8” cellular rubber insulation.  Entire system except for filter, belt or circuit breaker maintenance, has warranty for one year for service during regular working hours, and units carry factory warranty for four additional years on the compressor or chiller unit.  Hallway ceilings and under-door airflow will normally be used for return air.

1.

All air conditioning and electric heating shall include programmable thermostats and all necessary related

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ductwork.

•

Included 55 tons of HVAC for the office area. 1-ton per 275 sf.

•

Included 1 ton of HVAC for the computer room. 1-ton per 275 sf.

ELECTRICAL

All electrical work will be installed in full accordance with the National Electric Code and other applicable local codes.  All exposed conduits shall be installed parallel or perpendicular to building structure, and all wire #6 and larger shall be stranded (no wire smaller than #12 shall be used except for control circuits). Exposed conduit above ground shall be rigid galvanized.  Mains or feeders shall be furnished in continuous lengths without joints or splices.

Service: Shall be underground, terminating at the building with a panel box.

Special Note:  1) Power Company charges for service are not included and will be paid for by Buyer.  2) Service has been bid with panels and transformers needed to run the office, laboratory, and manufacturing areas. Additional loads for the Buyer’s equipment have not been calculated.  All remaining amperage shall be left in the wireway for distribution by others.  Any additional electrical hookups needed to provide power to the Buyer’s equipment will be at the Buyer’s expense as Change Work.

•

480 volt 3 phase 600 amps. Seller is supplying the bus duct weather-head only to accept the service and power poles provided by Center Point Energy via underground connection.

•

Domestic lighting and power for office

•

Included boxes and pull strings only for voice and data.

•

Emergency exit lighting.

•

Flows and tampers only for fire alarm minimum code requirements.

•

Included (2) Parallel 4” conduit’s only, for phone lines.

EXCLUSIONS:

Unless otherwise noted (and without limitation of the exclusion of all items not specifically included in the foregoing), the following items are excluded from the Facility and these Outline Specifications*:

1.

M.U.D. Impact fees

2.

Fire Alarm system

3.

Security System

4.

Any offsite work, (including offsite utility work for electrical service, gas, sanitary or storm).

5.

Steel Spray-on Fire Proofing

6.

Lightning protection

7.

No Additional Fill Material for New Paving Areas. (We have assumed a balanced cut and fill).

8.

Road Bores

9.

Sanitary Sewer Lift Station

10.

Storm Water Lift Station

11.

Additional Power Poles for electric service to the site.

12.

Fire protection System

13.

Fire Water Line

14.

Sprinkler Tap Fee

15.

Backflow Preventor for fire lines

16.

Furniture, Fixtures, and Equipment

17.

Appliances

18.

Any CMU block work

19.

Showers

20.

Gas Piping

21.

On-Site Detention

22.

Any Additional Cost From Center Point Energy for  Power Pole Installation

*This is not a warranty or guarantee that no such excluded items may be required or desired, and if required or desired will be added as Change Work and Change Costs per appropriate Change Order.

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EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

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EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

EXHIBIT B-2

SITE PLAN

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EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

EXHIBIT C

ADDITIONAL PROVISIONS REGARDING

DESIGN AND CONSTRUCTION OF THE FACILITY

1.

THE FACILITY

Upon Seller’s acquiring title to the Property, Seller agrees to build thereon, at Seller’s expense, the Facility described in the Contract and Exhibits thereto, subject to Buyer responsibility for Change Costs and Buyer Delay (as these terms are defined below).  The following additional terms apply to Seller’s construction of the Facility:

(a)

Buyer Acceptance of Property and Outline Specifications.  Buyer has examined and accepts the Property and the Outline Specifications, and each appurtenance thereto, and agrees to accept the Property and Facility upon Substantial Completion (as defined elsewhere in the Contract), subject only to Buyer’s rights to approve the condition of title and a Survey pursuant to Paragraph 5 of the Contract,  Buyer’s right to approve a Phase One ESA pursuant to Paragraph 12 of the Contract, Seller’s completion of any Punch List Items as provided in Paragraph 6.E of the Contract, Seller’s Warranty as provided in Paragraph 6.F of the Contract, and Seller’s delivery of the deed and other closing documents required by the Contract.

(b)

Preparation and Approval of Final Construction Documents.  Seller will provide, at Seller’s expense, copies of final detailed construction drawings and specifications for the Facility (the “Construction Documents”) to Buyer for its review prior to commencing construction, with Seller to use its best reasonable efforts to have such initial Construction Documents conform to the Outline Specifications (still, however, subject to Buyer’s review to verify such compliance).  Buyer may object only to non-compliance of the Construction Documents with specific requirements of the Outline Specifications attached hereto, or non-compliance of the Construction Documents with applicable laws or regulations.  Buyer shall make appropriate detailed objections to the Construction Documents to Seller in writing within seven (7) business days after receipt thereof.  Seller may at its discretion defer proposed changes in the design or components of the Facility (“Design/Construction Scope Changes”) until after the approval of the Final Construction Documents (then to be requested and considered as Change Orders) if Seller considers that the process of restarting or revising the Construction Documents will result in inordinate delay.  If Buyer requests and Seller considers any Design/Construction Scope Changes submitted by Buyer prior to finalizing Construction Documents, all delay associated therewith (whether or not approved) shall be Buyer Delay for all purposes hereof.  If any Design/Construction Scope Changes are approved by Seller during the process of preparing or finalizing the initial Construction Documents or at any time thereafter, the design cost only for modifying or adding to the Construction Documents to accommodate such Design/Construction Scope Changes shall be borne by Seller only for the first time (one time only) that Buyer submits any one or simultaneously submitted group of Design/Construction Scope Changes that Seller approves (Buyer paying all other Change Costs associated with such changes other than such re-design cost), but after one such Design/Construction Scope Change (or simultaneously submitted group of Design/Construction Scope Changes) all further plans modification expenses will be borne by Buyer as Change Costs.  If Buyer fails to timely make such written objections to the Construction Documents submitted by Seller, Buyer shall be deemed to have approved such Construction Documents without change (including any variance therein from the Outline Specifications).  If Buyer timely makes such written objections, then Seller shall revise and resubmit to Buyer for final approval the revised Construction Documents responding to objections timely and properly made by Buyer.  If Buyer fails to notify Seller in writing of its final corrections within seven (7) business days of receipt of the revised Construction Documents, then Buyer shall be conclusively deemed to have approved such revised Construction Documents.  Should Buyer give timely notice of any improperly made corrections in the revised Construction Documents submitted by Seller, then the Construction Documents, conformed to valid corrections so noted by Buyer, shall be deemed approved by Buyer without further submittal thereof to Buyer and Seller may commence the permitting process and construction thereof.  Should Seller elect to resubmit the Construction Documents to Buyer on any further occasions, Buyer shall note its corrections in writing to Seller within five (5) business days of Seller’s provision of the revised set of Construction Documents or Buyer will be deemed to have approved the revised Construction Documents so submitted.  The final Construction Documents approved or deemed approved by Buyer hereunder, as subsequently amended by written Change Orders (if any) approved in writing by Seller and Buyer, are herein called the “Final Construction Documents.”  The Final Construction Documents will be prepared by an architect or engineer licensed in the State of Texas and required by Seller’s contract with such architect to maintain errors and omissions insurance of $1,000,000, which contract will require the maintenance of such insurance for a period of at least one year from the date of completion of the architect’s or engineer’s work pursuant to such contract.

(c)

Cost of Original Plans Included.  The costs of preparation of Construction Documents as

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EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

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required by municipal or governing authority are included in Seller’s cost, but only as to the improvements and fixtures as contemplated in the Outline Specifications and the one set of Design/Construction Scope Changes as permitted by paragraph (b) (costs related to any modifications to the Facility to add to, modify or subtract from those improvements and fixtures shown in the Outline Specifications, other than such one customer review change, are Buyer’s cost as Change Costs).

(d)

Construction; Buyer Delay.  Seller shall begin construction of the described Facility within the time specified in Paragraph 6D of the Contract.  Seller shall cause contractors of its choice to construct the Facility in substantial accordance with the Final Construction Documents.  Subject to the Early Installations allowed in Paragraph 6.H of the Contract, Buyer may not move into or begin to fixturize or perform any construction in or upon the Property until after Substantial Completion of the Facility by Seller and completion of Closing.  Delay in the Substantial Completion of the Facility as the probable result of any of the following constitutes “Buyer Delay”: (i) any failure by Buyer to timely approve or approve with noted comments and changes the Construction Documents or any revision to any such documents, (ii) any Change Request by Buyer, and the implementation of any approved Change Order, (iii) the fact that any change in materials required by Buyer (including, without limitation, specifications provided for Allowance or undesignated items) require special fabrication or ordering from out-of-town suppliers require a lead time to obtain that is not in keeping with Seller’s construction schedule, (iv) any interference or other act or omission of Buyer, its agents or employees, including any violation of the provisions of the Contract or any delay in giving authorizations or approvals pursuant to the Contract or any exhibit thereto, that delays Seller’s prosecution of the Facility, or (v) any other event expressly identified as Buyer Delay under any provision of the Contract or any exhibit thereto.  The occurrence of more than 45 days of Buyer Delay is unacceptable, and each additional day of Buyer Delay will result in increase of the Sales Price by a factor calculated by multiplying the Wall Street Journal quoted Prime Rate existing as of the date of Seller’s purchase of the Property, plus two percent, times the Sales Price under the Contract, and dividing by 365.  The occurrence of more than 90 days of Buyer Delay will be considered a default by Buyer under the Contract, which shall allow Seller to exercise its remedies under Paragraph 11. of the Contract.  Any state of facts not arising from a Change Request by Buyer, but which gives rise to a change referred to in the definition of Change Costs and entitles Seller to a Change Order to accommodate such necessary change (such as discovery of unanticipated site conditions) as per Paragraph 2(d), below, will be considered force majeure but not Buyer Delay.

2.

CHANGE ORDERS

In regard to Seller’s construction of the Facility, if Buyer desires that a change be made to the Outline Specifications or preliminary Construction Documents or Final Construction Documents, Buyer shall request such change in writing (a “Change Request”) and such change (as well as changes required by law or unanticipated site conditions) shall be governed by the following provisions:

(a)

Approval as Change Order.  Seller shall be reasonable in approving Change Requests, but no Change Request will be deemed a “Change Order” until approved and signed by Seller’s authorized representative. If any Change Request requires changes that will delay the Substantial Completion of the Facility, Seller may condition its approval of such Change Order on Buyer’s written acknowledgement that the number of days of such delay specified by Seller will constitute “Buyer Delay” for purposes of establishing Substantial Completion under the Contract.  A “Change Order” is the formal written change order prepared by Seller and delivered to Buyer in response to Buyer’s Change Request (or other condition requiring a Change Order by the terms of the Contract or any exhibit thereto, such as discovery of unanticipated site conditions), containing the final changes in the Final Construction Documents and establishing a cost for such Change Work, which is signed by Seller and accepted in writing by Buyer.  Work or items added to the Facility by Change Order is herein collectively referred to as “Change Work”).  As stated above, the Change Order may include a condition that Buyer acknowledge the Buyer Delay that will result from such Change Order, as established by Seller, as a condition to Seller’s approval. Upon receipt of a Change Request (or discovery of a condition requiring a Change Order by the terms of the Contract or any exhibit thereto, such as discovery of unanticipated site conditions), Seller may discontinue all work that may be affected, and the time to consider such Change Request during such discontinuance shall, whether or not the change is ultimately approved by Buyer or Seller, be “Buyer Delay”; provided, however, that if Seller does not approve or disapprove such Change Request in writing within 10 days after receipt of Buyer’s Change Request then any additional time taken by Seller to evaluate a Change Request (including discontinuance of Work during such excess period taken by Seller to evaluate the Change Request) (a “Seller Response Delay”) shall not be considered Buyer Delay.

(b)

Change Costs. Buyer shall pay all costs and expenses relating to any Change Request and the resulting change in construction, including, without limitation, costs of architectural design, revisions to the Final

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EARNEST MONEY CONTRACT FOR DESIGN/BUILD PROJECT

(2.274 Acres, North Course Drive, Houston, Texas)

Construction Documents, costs required to be paid to any contractor for idle time or time during which construction must be suspended pending documentation of such change, added costs of additional or substituted materials, added costs of labor (including demobilization, remobilization, contractor overhead, general conditions and profit), costs of removing or modifying other work, additional permitting costs, if any, and additional costs of equipment rental and the like (collectively, but excluding such costs and expenses relating to any Change Request for any period during which there is a Seller Response Delay, the “Change Costs”).

(c)

Payment of Change Costs.  Buyer agrees to pay one-half (1/2) of the Change Cost of each approved Change Order in advance of Seller’s institution of such change, within ten (10) days after Seller’s itemization of the Change Costs, and the balance upon completion of the work involved in such Change Order.   Such Change Costs shall be reflected as a corresponding increase in the Sales Price.  If Buyer fails to make such payment, Seller shall be entitled to deem the proposed Change Order void (whether or not the same had been approved by Seller) and proceed with construction without such change.

(d)

Change Orders Incorporated.  Change Orders (issued by Seller and timely approved by Buyer hereunder) are incorporated by reference into the Contract when and as approved.  Seller will not proceed with work pursuant to a Change Order without written acceptance of the Change Order from Buyer; provided, however, that Buyer must not unreasonably withhold or delay its approval of a Change Order arising from site conditions not actually known to Seller and not normally anticipated on a typical site, or other conditions of the job not normally encountered and not actually known to Seller, requiring Change Costs that do not result from Buyer’s Change Request.

W:\014000-014999\014713\01\Contract Docs\Build-to-Suit to Sell EMK (CytoGenix).10.25.06.v6.doc

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